Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Third Quarter 2025 Financial Results

October 30, 2025 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading SaaS platform provider for the multi-trillion-dollar insurance economy, today announced its financial results for the three months ended September 30, 2025.

“CCC delivered strong third quarter results, highlighted by 12% year-over-year revenue growth and an adjusted EBITDA margin of 41%. Our financial performance reflects continued momentum across our platform – driven by multiple renewals, relationship expansions, and new business wins – as clients engage with CCC to help them navigate rising complexity and the use of AI to drive operational efficiency,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“This growing adoption supports our continued investment in innovation and organizational scale,” continued Ramamurthy. “By deepening strategic partnerships, expanding our multi-sided network, and refining our go-to-market strategy, we’re positioning CCC to lead in what we believe is a transformative period for the insurance economy – one where technology and collaboration drive better outcomes for businesses and the communities they serve.”

Third Quarter 2025 Financial Highlights

Revenue

•
Total revenue was $267.1 million for the third quarter of 2025, an increase of 12% from $238.5 million for the third quarter of 2024.

Profitability

•
GAAP gross profit was $193.0 million, representing a gross margin of 72%, for the third quarter of 2025, compared with $183.4 million, representing a gross margin of 77%, for the third quarter of 2024. Adjusted gross profit was $199.5 million, representing an adjusted gross profit margin of 75%, for the third quarter of 2025, compared with $185.9 million, representing an adjusted gross profit margin of 78%, for the third quarter of 2024.
•
GAAP operating income was $30.0 million for the third quarter of 2025, compared with GAAP operating income of $28.7 million for the third quarter of 2024. Adjusted operating income was $93.0 million for the third quarter of 2025, compared with adjusted operating income of $91.2 million for the third quarter of 2024.
•
GAAP net loss was $2.0 million for the third quarter of 2025, compared with GAAP net income of $4.1 million for the third quarter of 2024. Adjusted net income was $59.4 million for the third quarter of 2025, compared with adjusted net income of $62.6 million for the third quarter of 2024.
•
Adjusted EBITDA was $110.1 million for the third quarter of 2025, compared with adjusted EBITDA of $101.6 million for the third quarter of 2024. Adjusted EBITDA grew 8% in the third quarter of 2025 compared with the third quarter of 2024.

Liquidity

•
CCC had $97.1 million in cash and cash equivalents and $993.5 million of total debt on September 30, 2025. The Company generated $94.8 million in cash from operating activities and had free cash flow of $78.6 million during the third quarter of 2025, compared with $63.2 million in cash generated from operating activities and $49.4 million in free cash flow for the third quarter of 2024.

3rd Quarter and Recent Business Highlights

•
Multiple CCC clients renewed and expanded their contracts for the company’s auto physical damage (APD) solutions during the third quarter of 2025. In addition, a top-20 insurer (based on 2024 direct premium written) adopted CCC’s AI-enabled workflow solution for the later stages of audit review – underscoring both the solution’s proven ability to deliver meaningful ROI and operational efficiency and the growing demand for intelligent automation across the claims lifecycle.
•
CCC continued to see solid momentum in its Casualty business during the third quarter of 2025. The company began a new Casualty relationship with a top-10 insurer and secured multiple renewals and contract expansions across its Casualty client base – including a renewal with a top-5 insurer.
•
In the third quarter of 2025, the EvolutionIQ team achieved their first milestone:in expanding client adoption across product lines: a top-25 CCC APD and Casualty client contracted for EvolutionIQ’s workers’ compensation solution. Separately, Medhub for Casualty – the integration of EvolutionIQ’s AI-powered medical record synthesis solution into CCC’s casualty suite of solutions – became generally available during Q3 and is generating strong engagement among auto insurance customers.
•
During the third quarter of 2025, CCC repurchased 4.8 million shares of its common stock for approximately $44.9 million. Year to date, the company has repurchased 22.8 million shares of its common stock for $217.2 million under its current $300 million repurchase authorization.
•
Effective with the commencement of trading on October 31, 2025, the Company’s common stock will trade on NASDAQ under the new symbol “CCC”. There is no action required by the company’s stockholders with respect to the ticker symbol change. The company’s common stock will continue to be listed on NASDAQ, and its CUSIP will remain unchanged.

Business Outlook

Based on information as of today, October 30, 2025, the Company is issuing the following financial guidance:

Fourth Quarter Fiscal 2025	Full Year Fiscal 2025

Revenue	$272.0 million to $277.0 million	$1.051 billion to $1.056 billion
Adjusted EBITDA	$106.0 million to $111.0 million	$423.0 million to $428.0 million

Conference Call Information

CCC will host a conference call today, October 30, 2025, at 8:00 a.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading SaaS platform provider for the multi-trillion-dollar insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of public health outbreaks, epidemics or pandemics on our business and results of operations; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events, including the imposition of trade tariffs, supply chain disruption and inflationary; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted EBITDA margin,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	September 30,	December 31,
	2025	2024
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$97,141	$398,983
Accounts receivable—Net of allowances of $4,101 and $4,692 as of September 30, 2025 and December 31, 2024, respectively	140,702	106,578
Income taxes receivable	38,476	7,743
Deferred contract costs	22,939	22,373
Other current assets	31,422	28,973
Total current assets	330,680	564,650
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	167,960	172,079
OPERATING LEASE ASSETS	36,748	29,762
INTANGIBLE ASSETS—Net	1,033,538	934,278
GOODWILL	1,956,497	1,417,724
DEFERRED FINANCING FEES, REVOLVER—Net	1,459	1,743
DEFERRED CONTRACT COSTS	20,594	18,692
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	33,923	34,062
TOTAL	$3,591,627	$3,183,218
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$22,633	$18,393
Accrued expenses	73,307	72,543
Income taxes payable	80	80
Current portion of long-term debt	10,010	8,000
Current portion of long-term licensing agreement—Net	3,413	3,257
Operating lease liabilities	7,707	7,658
Deferred revenues	76,450	44,915
Note payable to minority investor	24,446	—
Total current liabilities	218,046	154,846
LONG-TERM DEBT—Net	971,208	761,053
DEFERRED INCOME TAXES—Net	180,552	164,844
LONG-TERM LICENSING AGREEMENT—Net	21,855	24,435
OPERATING LEASE LIABILITIES	52,750	47,235
OTHER LIABILITIES	17,394	11,303
Total liabilities	1,461,805	1,163,716
COMMITMENTS AND CONTINGENCIES (Notes 20 and 21)
MEZZANINE EQUITY:
Redeemable non-controlling interest	—	21,679
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 647,182,603 and 629,207,115 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	65	63
Additional paid-in capital	3,449,971	3,094,182
Accumulated deficit	(1,319,140)	(1,095,227)
Accumulated other comprehensive loss	(1,074)	(1,195)
Total stockholders’ equity	2,129,822	1,997,823
TOTAL	$3,591,627	$3,183,218

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
REVENUES	$267,120	$238,481	$779,136	$698,336
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	69,779	54,890	194,050	160,929
Amortization of acquired technologies	4,368	171	13,105	8,828
Total cost of revenues	74,147	55,061	207,155	169,757
GROSS PROFIT	192,973	183,420	571,981	528,579
OPERATING EXPENSES:
Research and development	52,947	49,525	174,639	148,255
Selling and marketing	44,208	34,347	135,980	106,254
General and administrative	47,332	52,918	162,080	161,247
Amortization of intangible assets	18,512	17,942	55,536	53,826
Total operating expenses	162,999	154,732	528,235	469,582
OPERATING INCOME	29,974	28,688	43,746	58,997
INTEREST EXPENSE	(18,103)	(16,379)	(52,866)	(49,434)
INTEREST INCOME	1,065	3,343	4,233	8,435
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	—	—	—	14,378
OTHER INCOME (EXPENSE)—NET	466	(2,587)	(6,688)	1,606
PRETAX INCOME (LOSS)	13,402	13,065	(11,575)	33,982
INCOME TAX (PROVISION) BENEFIT	(15,373)	(8,933)	5,143	(9,002)
NET(LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(1,971)	4,132	(6,432)	24,980
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	—	(1,320)	(1,276)	(3,683)
NET (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$(1,971)	$2,812	$(7,708)	$21,297
Net (loss) income per share attributable to common stockholders:
Basic	$(0.00)	$0.00	$(0.01)	$0.04
Diluted	$(0.00)	$0.00	$(0.01)	$0.03
Weighted-average shares used in computing net (loss) income per share attributable to common stockholders:
Basic	631,440,015	615,857,231	635,263,670	608,073,087
Diluted	631,440,015	642,404,517	635,263,670	639,069,491
COMPREHENSIVE (LOSS) INCOME:
Net (loss) income including non-controlling interest	(1,971)	4,132	(6,432)	24,980
Other comprehensive income—Foreign currency translation adjustment	83	117	121	26
COMPREHENSIVE (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(1,888)	4,249	(6,311)	25,006
Less: accretion of redeemable non-controlling interest	—	(1,320)	(1,276)	(3,683)
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$(1,888)	$2,929	$(7,587)	$21,323

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Nine Months Ended
	September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(6,432)	$24,980
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	44,376	29,520
Amortization of intangible assets	68,641	62,654
Deferred income taxes	(1,208)	(32,941)
Stock-based compensation	146,216	127,221
Amortization of deferred financing fees	1,405	1,452
Amortization of discount on debt	117	191
Change in fair value of derivative instruments	8,441	4,775
Change in fair value of warrant liabilities	—	(14,378)
Loss on disposal of software, equipment and property	—	302
Noncash interest expense	1,491	—
Other	—	163
Changes in:
Accounts receivable—Net	(33,743)	(27,237)
Deferred contract costs	(566)	(1,807)
Other current assets	(2,770)	1,670
Deferred contract costs—Non-current	(1,902)	906
Other assets	139	1,724
Operating lease assets	1,855	1,580
Income taxes	(30,733)	(203)
Accounts payable	3,813	5,483
Accrued expenses	(6,720)	(14,896)
Operating lease liabilities	(3,277)	(2,878)
Deferred revenues	10,073	3,024
Other liabilities	(2,901)	(1,064)
Net cash provided by operating activities	196,315	170,241
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(46,684)	(45,073)
Acquisition of EvolutionIQ, Inc., net of cash acquired	(410,412)	—
Net cash used in investing activities	(457,096)	(45,073)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	3,603	23,997
Proceeds from employee stock purchase plan	5,044	5,745
Payments for employee taxes withheld upon vesting of equity awards	(48,262)	(57,519)
Repurchase of common stock	(212,485)	—
Proceeds from issuance of long-term debt	225,000	—
Payments of fees associated with the debt modification	(6,565)	(661)
Principal payments on long-term debt	(7,508)	(6,000)
Net cash used in financing activities	(41,173)	(34,438)
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	112	1
NET CHANGE IN CASH AND CASH EQUIVALENTS	(301,842)	90,731
CASH AND CASH EQUIVALENTS:
Beginning of period	398,983	195,572
End of period	$97,141	$286,303
NONCASH INVESTING AND FINANCING ACTIVITIES:
Stock issued related the acquisition of EvolutionIQ, Inc.	$250,441	$—
Issuance of promissory note to minority investor of redeemable preferred securities	$22,955	$—
Noncash purchases of software, equipment, and property	$—	$7,305
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$51,893	$48,294
Cash paid for income taxes—Net	$26,199	$42,137

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(amounts in thousands, except percentages)	2025	2024	2025	2024
Gross Profit	$192,973	$183,420	$571,981	$528,579
Amortization of acquired technologies	4,368	171	13,105	8,828
Stock-based compensation and related employer payroll tax	2,156	2,337	9,395	7,617
Adjusted Gross Profit	$199,497	$185,928	$594,481	$545,024
Gross Profit Margin	72%	77%	73%	76%
Adjusted Gross Profit Margin	75%	78%	76%	78%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Operating expenses	$162,999	$154,732	$528,235	$469,582
Amortization of intangible assets	(18,512)	(17,942)	(55,536)	(53,826)
Stock-based compensation expense and related employer payroll tax	(37,623)	(40,306)	(142,562)	(125,827)
M&A and integration costs	(234)	—	(8,200)	(477)
Equity transaction costs, including secondary offerings	(177)	(137)	(629)	(1,876)
Litigation (costs) proceeds, net	—	(1,614)	3,665	(3,813)
Debt refinancing costs	—	—	(3,119)	—
Adjusted Operating Expenses	$106,453	$94,733	$321,854	$283,763

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Operating income	$29,974	$28,688	$43,746	$58,997
Amortization of intangible assets	18,512	17,942	55,536	53,826
Amortization of acquired technologies—Cost of revenue	4,368	171	13,105	8,828
Stock-based compensation expense and related employer payroll tax	39,779	42,643	151,957	133,444
M&A and integration costs	234	—	8,200	477
Equity transaction costs, including secondary offerings	177	137	629	1,876
Litigation costs (proceeds), net	—	1,614	(3,665)	3,813
Debt refinancing costs	—	—	3,119	—
Adjusted Operating Income	$93,044	$91,195	$272,627	$261,261

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Net (loss) income	$(1,971)	$4,132	$(6,432)	$24,980
Interest expense	18,103	16,379	52,866	49,434
Interest income	(1,065)	(3,343)	(4,233)	(8,435)
Income tax provision (benefit)	15,373	8,933	(5,143)	9,002
Amortization of intangible assets	18,512	17,942	55,536	53,826
Amortization of acquired technologies—Cost of revenue	4,368	171	13,105	8,828
Depreciation and amortization of software, equipment and property	2,180	2,291	6,675	6,455
Depreciation and amortization of software, equipment and property—Cost of revenue	14,823	8,069	37,701	23,065
Stock-based compensation expense and related employer payroll tax	39,779	42,643	151,957	133,444
M&A and integration costs	234	—	8,200	477
Equity transaction costs, including secondary offerings	177	137	629	1,876
Litigation costs (proceeds), net	—	1,614	(3,665)	3,813
Debt refinancing costs	—	—	3,119	—
Change in fair value of derivative instruments	60	4,641	8,441	4,775
Income from derivative instruments	(453)	(2,055)	(1,442)	(6,094)
Change in fair value of warrant liabilities	—	—	—	(14,378)
Adjusted EBITDA	$110,120	$101,554	$317,314	$291,068
Adjusted EBITDA Margin	41%	43%	41%	42%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Net (loss) income	$(1,971)	$4,132	$(6,432)	$24,980
Amortization of intangible assets	18,512	17,942	55,536	53,826
Amortization of acquired technologies—Cost of revenue	4,368	171	13,105	8,828
Stock-based compensation expense and related employer payroll tax	39,779	42,643	151,957	133,444
M&A and integration costs	234	—	8,200	477
Equity transaction costs, including secondary offerings	177	137	629	1,876
Litigation costs (proceeds), net	—	1,614	(3,665)	3,813
Debt refinancing costs	—	—	3,119	—
Change in fair value of derivative instruments	60	4,641	8,441	4,775
Change in fair value of warrant liabilities	—	—	—	(14,378)
Tax effect of adjustments	(1,730)	(8,700)	(58,124)	(44,084)
Adjusted Net Income	$59,429	$62,580	$172,766	$173,557
Adjusted Net Income Per Share attributable to common stockholders:
Basic	$0.09	$0.10	$0.27	$0.29
Diluted	$0.09	$0.10	$0.26	$0.27
Weighted average shares outstanding:
Basic	631,440,015	615,857,231	635,263,670	608,073,087
Diluted	657,825,243	642,404,517	664,060,542	639,069,491

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Net cash provided by operating activities	$94,767	$63,232	$196,315	$170,241
Purchases of software, equipment, and property	(16,135)	(13,849)	(46,684)	(45,073)
Free Cash Flow	$78,632	$49,383	$149,631	$125,168